UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 29, 2008

COMMISSION FILE NO.: 000-32885

XA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	88-0471263
(STATE OR OTHER JURISDICTION	(IRS EMPLOYER OF INCORPORATION)
IDENTIFICATION NO.)

875 NORTH MICHIGAN AVENUE, SUITE 2626, CHICAGO, ILLINOIS 60611
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(312) 397-9100
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about February 29, 2008, XA, Inc. (the "Company," "we," and "us") and The Experiential Agency, Inc., an Illinois corporation and a wholly owned subsidiary of the Company (“Experiential”), entered into a Revolving Line of Credit Agreement (the “Line of Credit”) with Sands Brothers Venture Capital III LLC (“Sands Brothers”), pursuant to which Sands Brothers extended a revolving line of credit to the Company for a period extending to June 29, 2008 in the principal amount of up to two hundred thousand dollars ($200,000).  Any funds advanced to the Company through the Line of Credit will be used for operating expenses in connection with the operations of Experiential, and will be immediately transferred to Experiential as a capital contribution.  Such operating expenses may include but are not limited to legal fees, vendor expenses, auditor fees, payroll, rents, and financing expenses.

In connection with the Line of Credit, the Company received an initial advance on or around February 29, 2008, of one hundred thousand dollars ($100,000) and executed and delivered to Sands Brothers a Promissory Note (the “Note”) in the initial amount of one hundred thousand dollars ($100,000), evidencing such advance.  Further, any additional funds advanced by Sands Brothers to the Company will be evidenced by a promissory note from the Company to the Sands Brothers in the amount of the advance, on substantially similar terms as the Note.  All sums advanced pursuant to the Line of Credit will bear interest from the date each advance is made until paid in full at the rate of twelve percent (12%) per annum, with the interest on such notes payable monthly in arrears commencing on April 1, 2008.  In the event any payment is not made within three (3) days of the date such payment is due under any note, all outstanding notes will bear interest at the rate of fifteen percent (15%) per annum, and such failure to pay the required payment is defined as an “Acceleration Event.” Any Acceleration Event or Event of Default gives Sands Brothers the right to provide for the entire amount of unpaid principal and interest on the outstanding notes to be immediately due and payable with fifteen days prior notice in the event of an Acceleration Event and without prior notice if an Event of Default occurs.  The principal and any unpaid interest on the Note (and/or any other notes) is due and payable on June 29, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description

10.1*	Revolving Line of Credit Agreement with Sands Brothers Venture Capital III LLC (February 29, 2008) and Promissory Note with Sands Brothers Venture Capital III LLC (February 29, 2008)

* Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XA, INC.

/s/ Joseph Wagner
Joseph Wagner,
Chief Executive Officer

March 4, 2008